PACIFIC
EUROPEAN
GROWTH
FUND

[Graphic]

1996
ANNUAL REPORT

                              TABLE OF CONTENTS


Letter to Shareholders . . . . . . . . . . . . . 2
Investments in Securities. . . . . . . . . . . . 7
Financial Statements and Notes . . . . . . . . .10
Independent Auditors' Report . . . . . . . . . .18
Federal Tax Information. . . . . . . . . . . . .19


PACIFIC-EUROPEAN GROWTH FUND

Pacific-European Growth Fund is an open-end mutual fund seeking investment opportunities primarily in the Pacific Basin and Europe. The fund's investment objective is long-term capital appreciation; current income is incidental to this objective. To reach its objective, the fund invests primarily in common stocks of companies in the Pacific Basin (for example, Japan, Hong Kong, Malaysia, Singapore, South Korea and Thailand) or Europe (including Eastern Europe). Up to 25% of the fund's total assets may also be invested in other areas of the world. The fund does not invest in common stocks of U.S. companies. As with other mutual funds, there is no assurance that this fund will achieve its objective. The fund's Nasdaq symbol is PGPEX.


MANAGEMENT EXPERIENCE

Piper Capital Management Incorporated has retained an experienced international money manager, Edinburgh Fund Managers plc, to act as subadviser to the fund. Edinburgh Fund Managers Group plc is a holding company with three wholly owned operating subsidiaries. The main operating subsidiary is Edinburgh Fund Managers plc, which provides investment services to institutional clients and investment management services to closed- and open-end funds and discretionary funds, including pension plans and charities. Edinburgh Fund Managers Group plc is a publicly listed company established in 1969 and a majority-owned subsidiary of the British Investment Trust plc, a Scottish closed-end investment company which was founded in 1889.


THIS REPORT IS INTENDED FOR SHAREHOLDERS OF PACIFIC-EUROPEAN GROWTH FUND, BUT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUND.

                              SHAREHOLDER SERVICES

AS A SHAREHOLDER IN PIPER GLOBAL FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS. CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.


LOW MINIMUM INVESTMENTS

You can open most Piper mutual fund accounts with a minimum investment of $250.

QUANTITY DISCOUNTS

If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES

Money market funds carry no sales charges.*

Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS

For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS

Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS

If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM

You may automatically transfer $25 or more each month from any Piper money market fund into many other Piper funds.*

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM

If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

EXCHANGE PRIVILEGES

Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES

If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN

If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS

Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS

You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$25 MILLION SHAREHOLDER PROTECTION

If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray were to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities ($100,000 in cash only) per customer. This protection does not cover market loss.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                          PACIFIC-EUROPEAN GROWTH FUND

[Photo]
FPO 73%

[Photo]
FPO 40%

IAIN WATT (ABOVE)
is group chief executive of Edinburgh Fund Managers plc and a co-manager of Pacific-European Growth Fund. He has 26 years of financial experience.

MIKE BALFOUR (BELOW)
is chief investment director at Edinburgh Fund Managers plc and a co-manager of Pacific-European Growth Fund. He has 11 years of financial experience.


March 15, 1996

Dear Shareholders:

FOR THE YEAR ENDED FEBRUARY 29, 1996, PACIFIC-EUROPEAN GROWTH FUND PROVIDED A TOTAL RETURN OF 16.70%, WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE.* This performance is in line with the MSCI European, Australian, Far East (EAFE) Index** return of 17.21% for the same period. Over the last year, the fund's strategy has been to overweight the Pacific Basin, underweight Europe and remain relatively neutral in Japan and Latin America relative to the EAFE Index. The European markets were strong in the first half of the fund's fiscal year while Japan and the Pacific Basin rallied in the second half after weakness at the beginning of the year. As a result, the performance of the Pacific-European Growth Fund was noticeably stronger in the second half of the year.

IN JAPAN, LOWER INTEREST RATES ALONG WITH CONCERTED ACTION TO ADDRESS BAD DEBTS IN THE FINANCIAL SECTOR PROMPTED THE SHARP RALLY IN THE MARKET. The Japanese market rose a little over 15% for the fund's fiscal year in local currency terms; however, this represents a rally of nearly 30% from the low point in June. In U.S. dollar terms, the rise was a more muted 9.1% for the year. Approximately 40% of the fund's exposure was hedged into the dollar to partially protect against a decline in the yen. This strategy added significantly to the fund's return.

AS THE JAPANESE AUTHORITIES CONTINUE TO INJECT LIQUIDITY INTO THE ECONOMY, THE OUTLOOK CONTINUES TO IMPROVE. We believe stronger economic growth and a sharp rebound in corporate earnings may allow the Japanese market to move significantly higher over the next 12 months or so. In our opinion, the market remains attractively valued and prices are reasonable given the potential for growth.


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS AN UNMANAGED INDEX OF SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, AUSTRALIA, AND THE FAR EAST.

                          PACIFIC-EUROPEAN GROWTH FUND

VALUE OF $10,000 INVESTED
FEBRUARY 29, 1996


[Line Graph]

Pacific-European Growth Fund, reflects the fund's 4% sales charge with distributions reinvested.

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of securities listed on the stock exchange of Europe, Australia, and the Far East

Lipper International Funds Average, the average total return, with distributions reinvested, of international funds as characterized by Lipper Analytical Services


$10,000 INVESTED IN APRIL 1990 AND HELD THROUGH FEBRUARY 29, 1996, WOULD HAVE GROWN TO $14,549. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, AS IF IT WAS APPLIED SINCE THE FUND'S INCEPTION, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEX OR AVERAGE. THE FUND OPERATED AS A CLOSED-END FUND UNTIL AUGUST 31, 1992. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS
THROUGH 2/29/96

One Year . . . . . . . . . . . . . . . . . . . .12.03%
Five Year. . . . . . . . . . . . . . . . . . . . 8.90%
Since Inception (4/27/90). . . . . . . . . . . . 6.62%

DURING THESE PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED 12b-1 FEES FOR THE FUND. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 11.79% ONE YEAR, 8.71% FIVE YEAR AND 6.46% SINCE INCEPTION. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AND THE 4% SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


THE OUTLOOK FOR MANY MARKETS IN THE PACIFIC BASIN IS MUCH IMPROVED. Since the beginning of November, the region has rallied by 15% as measured by the MSCI Pacific Ex-Japan Index,+ thus reversing summer weakness and adding to earlier gains to produce a return of nearly 22% for the fiscal year as a whole. Inflation has largely been dealt with, reductions in U.S. interest rates have aided government policies, and U.S. investors have returned to the Pacific markets. All of these factors suggest strong markets in the Pacific Basin for the next year. Earnings growth in many of these markets remains noticeably stronger than in the West and, in the long run, we believe this will continue to feed stronger stock market returns.

CONTINENTAL EUROPEAN MARKETS HAVE RECENTLY BEEN MORE FRAGILE AS SIGNS OF AN ECONOMIC SLOWDOWN BECOME MORE EVIDENT. Interest rates have not continued to fall as expected due to the uncertainty surrounding the timetable and criteria for the monetary union. In addition, European unemployment has risen sharply and both political and fiscal strains have become evident. To move ahead in the longer term, Continental Europe needs to experience both political and corporate restructuring.

THE UNITED KINGDOM APPEARS TO BE IN A LITTLE BETTER POSITION THAN ITS OTHER EUROPEAN PARTNERS. Interest rates have fallen and are likely to fall further while both the employment and fiscal situations are stronger. Still, the market has been unsettled by the fact that the Socialists are likely to win a convincing general election victory within the next year for the first time since 1979.

THE LATIN AMERICAN MARKETS HAVE RECENTLY SHOWN SOME STRENGTH, WHICH HAS CONTRIBUTED TO THE FUND'S RETURN. The MSCI Latin America Free Index++ returned nearly 19% for the fund's fiscal year. While the long shadow of the Mexican peso devaluation debacle is taking time to fade, there are signs that investor interest is returning to markets which are supported by the prospect of economic revival over the next year. As the re-emergence of growth becomes evident, perhaps later in 1996, we expect several of these markets to post attractive returns.


+ THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) PACIFIC EX-JAPAN INDEX IS AN UNMANAGED INDEX OF SECURITIES LISTED ON THE STOCK EXCHANGES OF AUSTRALIA, HONG KONG, MALAYSIA, NEW ZEALAND AND SINGAPORE.

++ THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) LATIN AMERICA FREE INDEX IS AN UNMANAGED INDEX OF SECURITIES FROM ARGENTINA, BRAZIL, CHILE, COLOMBIA, MEXICO, PERU AND VENEZUELA. THE INDEX IS LIMITED TO THOSE SECURITIES IN WHICH FOREIGNERS MAY INVEST.

                          PACIFIC-EUROPEAN GROWTH FUND

PORTFOLIO COMPOSITION
FEBRUARY 29, 1996

Pacific-European Growth Fund by Region

[Pie Chart]

Japan                           34%
Other Pacific Basin             28%
Latin America                    5%
Other Assets                     3%
Europe                          25%
Short-Term                       5%

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS. SEE MAP ON PAGE 5 FOR PORTFOLIO COMPOSITION BY COUNTRY.

EAFE INDEX BY REGION

[Pie Chart]

Japan                           39%
Europe                          50%
Pacific/Other                   11%

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.


THE FUND'S PRIMARY STRATEGY WILL BE TO MAINTAIN A HEAVY WEIGHTING IN THE JAPANESE AND PACIFIC BASIN MARKETS FOR THE FORESEEABLE FUTURE. These markets are expected to be noticeably stronger than either Europe or the United States over the next year. We will also pay careful attention to European bond yields, as a rally in the European bond markets would allow stock markets to make some headway at least in the short term.

Thank you for your investment in Pacific-European Growth Fund. We consider it a privilege to manage your money and remain dedicated to helping you pursue your long-term financial goals.

Sincerely,

/s/ Iain Watt

Iain Watt
Manager, Edinburgh Fund Managers


/s/ Mike Balfour

Mike Balfour
Manager, Edinburgh Fund Managers



/s/ William H. Ellis
William H. Ellis
President, Piper Capital Management

                          PACIFIC-EUROPEAN GROWTH FUND

PORTFOLIO COMPOSITION
BY COUNTRY
FEBRUARY 29, 1996
(AS A PERCENTAGE OF TOTAL ASSETS)


[World Map]


EUROPE
United Kingdom                   9%
Ireland                          1%
Netherlands                      2%
Switzerland                      2%
France                           4%
Spain                            2%
Sweden                           1%
Germany                          3%
Italy                            1%

PACIFIC BASIN
India                            1%
Thailand                         5%
Malaysia                         2%
Singapore                        5%
Japan                           34%
South Korea                      2%
Hong Kong                        9%
Philippines                      1%
Indonesia                        3%

LATIN AMERICA
Mexico                           1%
Chile                            1%
Argentina                        1%
Brazil                           2%

                          PACIFIC-EUROPEAN GROWTH FUND

TEN LARGEST HOLDINGS
FEBRUARY 29, 1996
(AS A PERCENTAGE OF NET ASSETS)

TOSHIBA
JAPAN, 1.7%

Toshiba, the #3 electronics firm in Japan, is the world leader in making large-scale memory chips (DRAMs) and is also a top supplier of color flat-panel displays for portable computers. The company is benefiting recently from cost cutting measures and new product development.


MATSUSHITA ELECTRIC WORKS
JAPAN, 1.6%

The #2 electronics manufacturer from Japan, Matsushita has built its business on providing low-cost, high-quality home electronics and appliances. Matsushita is targeting multimedia as their premier area for growth.


HUTCHISON WHAMPOA
HONG KONG, 1.6%

Hutchison Whampoa, one of the oldest property companies in Hong Kong, has recently benefited from its prime locations for high-rise rental properties. Besides rental properties, the company is diversified in retailing, telecommunications, energy, container terminals and finance.


MORI SEIKI
JAPAN, 1.5%

Mori Seiki - a major machine tool manufacturer with a strong global sales network - is continuing to experience strong order growth as companies increase their manufacturing related capital expenditures.


NOMURA
JAPAN, 1.5%

Japan's largest brokerage firm, Nomura is also a leading bond underwriter and a major player in equity issues. The company's earnings are positioned to improve significantly as the Japanese stock market recovers and trading volumes increase. The company is also looking to expand into China and other Asian countries.


DAINIPPON INK AND CHEMICALS
JAPAN, 1.5%

Dainippon Ink and Chemicals is one of Japan's main chemical companies. In recent years, the company has diversified into synthetic resins and chemical products, with approximately 50% of its sales in the graphic arts market. Also, over 50% of its sales are exports.


UNITED OVERSEAS BANK
SINGAPORE, 1.4%

United Overseas Bank is part of a Singapore banking group with a market capitalization totaling $10 billion. Besides United Overseas Bank, this group also includes Chung Khiaw Bank, Lee Wah Bank, Far Eastern Bank and Industrial and Commercial Bank.


SONY CORPORATION
JAPAN, 1.4%

Sony, the global leader in consumer electronics manufacturing, has recently been merging its electronics manufacturing with the U.S. entertainment industry including Columbia and Tri-Star pictures and Columbia and Epic records. The company will benefit from strong product sales worldwide while continuing its restructuring program.


ISETAN
JAPAN, 1.4%

Isetan is a Tokyo-based department store that targets the younger generation. The company has one of the lowest exposures to corporate sales, the area hardest hit by the recession. There are signs that consumption is improving, especially in the clothing area where the company has a high exposure relative to most competitors.


DAO HENG BANK GROUP UNLIMITED
HONG KONG, 1.4%

Dao Heng Bank Group is one of Hong Kong's major commercial banking groups, with a market capitalization of $2.8 billion.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 1996

ASSETS:
  Investments in securities at market value* (note 2)
    (including a repurchase agreement of $7,701,000) ..... $     159,543,727
  Cash in bank on demand deposit ...........................         253,608
  Foreign cash in bank on demand deposit ...................         518,197
  Receivable for investment securities sold ................         141,493
  Receivable for fund shares sold ..........................         159,838
  Net unrealized appreciation of forward foreign currency
    contracts held (notes 2, 4) ............................       5,078,658
  Dividends and accrued interest receivable ................         308,060
                                                              -----------------
      Total assets .........................................     166,003,581
                                                              -----------------

LIABILITIES:
  Payable for investment securities purchased ..............       1,515,647
  Payable for fund shares redeemed .........................         100,535
  Accrued investment management fee ........................         118,372
  Accrued distribution and shareholder account servicing
    fees ...................................................         126,340
  Payable for foreign capital gains taxes ..................         828,991
  Other accrued expenses ...................................           1,992
                                                              -----------------
      Total liabilities ....................................       2,691,877
                                                              -----------------
Net assets applicable to outstanding capital stock ....... $     163,311,704
                                                              -----------------
                                                              -----------------

REPRESENTED BY:
  Capital stock - authorized 2 billion shares of $0.01 par
    value; outstanding, 11,782,881 shares ................ $         117,829
  Additional paid-in capital ...............................     141,786,457
  Accumulated net realized gain on investments and foreign
    currency transactions ..................................       2,856,345
  Unrealized appreciation of investments and on translation
    of other assets and liabilities denominated in foreign
    currencies .............................................      18,551,073
                                                              -----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $     163,311,704
                                                              -----------------
                                                              -----------------

Net asset value per share of outstanding capital stock ... $           13.86
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost ........... $     146,080,551
                                                              -----------------
                                                              -----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 1996

INCOME:
  Dividends (net of foreign withholding taxes of
    $336,776) ............................................ $      2,869,826
  Interest .................................................        251,483
                                                              ----------------
      Total investment income ..............................      3,121,309
                                                              ----------------

EXPENSES (NOTE 5):
  Investment management fee ................................      1,216,305
  Distribution fees ........................................        812,754
  Custodian, accounting and transfer agent fees ............        473,367
  Shareholder account servicing fees .......................        135,878
  Reports to shareholders ..................................         66,645
  Directors' fees ..........................................         15,434
  Audit and legal fees .....................................         55,634
  Other expenses ...........................................         55,842
                                                              ----------------
      Total expenses .......................................      2,831,859
  Less expenses waived by the distributor ..................       (298,512)
                                                              ----------------
    Net expenses before expenses paid indirectly ...........      2,533,347
  Less expenses paid indirectly ............................         (5,362)
                                                              ----------------
      Total net expenses ...................................      2,527,985
                                                              ----------------

      Net investment income ................................        593,324
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investments (net of foreign withholding taxes of
      $321,197) (note 3) ...................................     11,219,771
    Foreign currency transactions ..........................       (405,039)
                                                              ----------------
          Net realized gain ................................     10,814,732
                                                              ----------------
  Net change in unrealized appreciation or depreciation of:
    Investments ............................................      8,557,882
    Translation of other assets and liabilities denominated
      in foreign currencies ................................      4,933,600
                                                              ----------------
          Net change in unrealized appreciation or
      depreciation .........................................     13,491,482
                                                              ----------------
    Net gain on investments ................................     24,306,214
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     24,899,538
                                                              ----------------
                                                              ----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended          Year Ended
                                                                   2/29/96             2/28/95
                                                              -----------------   -----------------

OPERATIONS:
  Net investment income (loss) ........................... $         593,324            (323,920)
  Net realized gain on investments and foreign currency
    transactions ...........................................      10,814,732          13,540,140
  Net change in unrealized appreciation or depreciation of
    investments and on translation of other assets and
    liabilities denominated in foreign currencies ..........      13,491,482         (32,565,743)
                                                              -----------------   -----------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................      24,899,538         (19,349,523)
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................        (593,324)                 --
  From net realized gains ..................................     (10,077,791)        (11,890,084)
                                                              -----------------   -----------------
    Total distributions ....................................     (10,671,115)        (11,890,084)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 2,173,410 and 3,448,028 shares,
    respectively ...........................................      29,496,476          50,722,931
  Proceeds from issuance of 795,210 and 774,367 shares for
    reinvestment of distributions, respectively ............      10,633,411          10,384,329
  Payments for 3,316,664 and 2,819,369 shares redeemed,
    respectively ...........................................     (45,439,458)        (41,129,910)
                                                              -----------------   -----------------
    Increase (decrease) in net assets from capital share
      transactions .........................................      (5,309,571)         19,977,350
                                                              -----------------   -----------------
      Total increase (decrease) in net assets ..............       8,918,852         (11,262,257)

Net assets at beginning of year ............................     154,392,852         165,655,109
                                                              -----------------   -----------------

Net assets at end of year ................................ $     163,311,704         154,392,852
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 The Pacific-European Growth Fund (the fund) is a diversified series of Piper Global Funds Inc. (Piper Global) which is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The fund is the only series of Piper Global currently outstanding. The fund pursues its investment objective of long-term capital appreciation by investing primarily in equity securities of companies in the Pacific Basin and Europe. Piper Global's articles of incorporation permit the board of directors to create additional series in the future.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                 The significant accounting policies of the fund are as follows:
                 INVESTMENTS IN SECURITIES
                 Securities traded on U.S. or foreign
                 securities exchanges or included in a national market system are valued at the last quoted sales price; securities for which there were no sales reported are valued at the mean between the bid and ask prices; exchange listed options are valued at the last sales price and futures contracts are valued at the last settlement price; bonds and other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

                 Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

                 OPTION TRANSACTIONS
                 For hedging purposes, the fund may buy and sell put and call options, write covered-call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pay a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                 Option contracts are valued daily and
                 unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost for a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                 FUTURES TRANSACTIONS
                 In order to gain exposure to or protect from changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                 Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                 FEDERAL TAXES
                 The fund's policy is to comply with the
                 requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the fund will distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                 Net investment income and net realized gains
                 (losses) differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the fund.

                 DISTRIBUTIONS TO SHAREHOLDERS
                 Distributions to shareholders from net
                 investment income and realized capital gains, if any, will be made on an annual basis. Shareholders may elect to have distributions paid in cash or reinvested in additional shares at net asset value.

                 REPURCHASE AGREEMENTS
                 The fund, along with other affiliated
                 registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of a default.

                 FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The fund does not separately identify that portion of realized and unrealized gain (loss) on investments arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

                 The fund also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 USE OF ESTIMATES
                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the results of operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
                 Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended February 29, 1996, were $102,583,039 and
                 $115,679,442, respectively.

(4) FORWARD FOREIGN
    CURRENCY CONTRACTS
                 On February 29, 1996, the fund had open
                 foreign currency exchange contracts which obligate the fund to deliver and receive currencies at specified future dates. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Settlement     Currency to       U.S. $ Value      Currency to      U.S. $ Value     Appreciation
  Date       be Delivered        as of 2/29/96     be Received      as of 2/29/96    (Depreciation)
--------  -------------------   ---------------   --------------   ---------------   -------------
3/01/96         1,006,174USD        1,006,174         630,593IEP         992,553         (13,621)
3/04/96        14,888,536JPY          141,492         142,310USD         142,310             818
5/22/96     1,085,825,000JPY       10,433,970      13,000,000USD      13,000,000       2,566,030
5/22/96     1,090,050,000JPY       10,474,569      13,000,000USD      13,000,000       2,525,431
                                ---------------                    ---------------   -------------
                                 $ 22,056,205                       $ 27,134,863      $5,078,658
                                ---------------                    ---------------   -------------
                                ---------------                    ---------------   -------------

                 IEP = IRISH PUNT
                 JPY = JAPANESE YEN
                 USD = U.S. DOLLAR

(5) FEES AND EXPENSES
                 The fund has entered into the following
                 agreement with Piper Capital Management
                 Incorporated (the adviser):

                 The investment advisory agreement provides the adviser with a monthly investment management fee calculated at the annualized rate of 1% of the fund's average daily net assets up to $100 million, 0.875% on net assets of $100 million to $200 million and 0.75% on net assets in excess of $200 million.

                 Starting in April 1991, the basic fee has been subject to a performance adjustment for the applicable performance period, based on the performance of the fund relative to the Morgan Stanley Capital International EAFE Index. Such performance period has consisted of a rolling 12-month period. For each percentage point the fund outperforms or underperforms the EAFE Index during the applicable performance period, the monthly fee is increased or decreased by 0.05% (on an annualized basis) up to a maximum of 1/12 of 0.25% of the fund's average daily net assets during the month for which the calculation is made. During the year ended February 29, 1996, the performance adjustment decreased the management fee by $337,288. Edinburgh Fund Managers plc has been retained by the adviser as subadviser and is paid a fee equal to 65% of the basic investment management fee plus or minus 90% of the performance adjustment. Edinburgh Fund Managers plc has entered into an expense reimbursement agreement with the adviser under which it pays the adviser a monthly fee equal to 10% of the basic investment management fee. This 10% fee is a reimbursement to the adviser for certain expenses it bears in connection with the administration of the fund.

                 The fund pays Piper Jaffray Inc. (the
                 distributor) a fee in connection with the servicing of each shareholder account and in connection with distribution related services provided to the fund. The fee is limited to a maximum of 0.50% per

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 annum of the average daily net assets of the fund. The 0.50% reimbursement fee includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. For the year ended February 29, 1996, Piper Jaffray Inc. voluntarily agreed to limit the reimbursement fee to an annual rate of 0.32% of average daily net assets.

                 The fund has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company perform various transfer and dividend disbursing agent services. The fees, which are paid monthly to Piper Jaffray and Piper Trust Company for providing such services, are equal to an annual rate of $6.00 per active shareholder account, and $1.60 per closed shareholder account.

                 In addition to the investment management fee and the distribution reimbursement fee, the fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance and other miscellaneous expenses.

                 Sales charges received by Piper Jaffray Inc.
                 for distributing the fund's shares were
                 $400,766 for the year ended February 29, 1996.

                 Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained with the custodian by the fund.

(6) PROPOSED MERGER
                 The board of directors of Hercules Funds Inc., an affiliated open-end management investment company, approved a plan to reorganize the Hercules European Value Fund and Hercules Pacific Basin Value Fund (the Hercules Funds) subject to shareholder approval. In effect, the reorganization would merge the Hercules Funds into Pacific-European Growth Fund. It is anticipated that the merger, if approved, would occur in or around June 1996. However, it is possible that shareholders of one or both of the Hercules Funds will not approve this merger. All costs associated with the merger will be borne by the adviser.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                              Year Ended
                                                    --------------------------------------------------------------
                                                                                            2/28/93
                                                      2/29/96     2/28/95      2/28/94        (c)        2/29/92
                                                    -----------  ----------   ----------   ----------   ----------
PER-SHARE DATA

Net asset value, beginning of period ........... $      12.73       15.44        10.81        10.53        10.18
                                                    -----------  ----------   ----------   ----------   ----------
Operations
  Net investment income (loss)....................       0.05       (0.03)       (0.03)          --         0.06
  Net realized and unrealized gains (losses)......       2.03       (1.63)        4.72         0.28         0.37
                                                    -----------  ----------   ----------   ----------   ----------
    Total from operations.........................       2.08       (1.66)        4.69         0.28         0.43
                                                    -----------  ----------   ----------   ----------   ----------
Distributions to shareholders:
  From net investment income......................      (0.05)         --           --           --        (0.06)
  From net realized gains.........................      (0.90)      (1.05)       (0.06)          --           --
  Return of capital...............................         --          --           --           --        (0.02)
                                                    -----------  ----------   ----------   ----------   ----------
    Total distributions...........................      (0.95)      (1.05)       (0.06)          --        (0.08)
                                                    -----------  ----------   ----------   ----------   ----------
Net asset value, end of period ................. $      13.86       12.73        15.44        10.81        10.53
                                                    -----------  ----------   ----------   ----------   ----------
                                                    -----------  ----------   ----------   ----------   ----------

SELECTED INFORMATION

Total return (a)..................................      16.70%     (11.09%)      43.45%        2.66%        4.44%

Net assets at end of period (in millions) ...... $        163         154          166           60           36
Ratio of expenses to average daily net assets
  (b).............................................       1.55%       1.76%        1.81%        2.25%        1.92%
Ratio of net investment income (loss) to average
  daily net assets (b)............................       0.36%      (0.19%)      (0.29%)       0.03%        0.60%
Portfolio turnover rate (excluding short-term
  securities).....................................         65%         57%          52%          59%          69%

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE PERIODS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 1.73%/0.18%, 1.98%/(0.41%), 2.01%/(0.49%) AND 2.59%/(0.31%) IN FISCAL YEARS 1996, 1995,
     1994 AND 1993, RESPECTIVELY. BEGINNING IN FISCAL 1996, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C) THE FUND CONVERTED FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY ON AUGUST 31, 1992. INFORMATION FOR PERIODS PRIOR TO CONVERSION ARE BASED ON THE FUND'S OPERATIONS AS A CLOSED-END FUND. FISCAL 1993 EXPENSES INCLUDE 0.32% RELATED TO THE CONVERSION.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

PACIFIC-EUROPEAN GROWTH FUND
FEBRUARY 29, 1996

                                                             Number          Market
Name of Issuer                                             of Shares       Value (a)
---------------------------------------------------------  ----------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCKS (93.0%):
 EUROPE (25.8%):
  FRANCE (3.9%):
   Alcatel Alsthom - telecommunications .................      17,249     $  1,526,907
   Elf Aquitaine - oil company ..........................      22,694        1,562,733
   Eridania Berghim Say - sugar company .................       6,880        1,179,643
   Pinault Printemps - retail stores ....................       8,880        2,100,995
                                                                          ------------
                                                                             6,370,278
                                                                          ------------

 GERMANY (3.1%):
   Deutsche Bank - bank .................................      35,200        1,771,950
   Mannesmann - industrial machinery manufacturing ......       2,370          844,819
   Siemens - electronic capital goods ...................       2,740        1,565,900
   Veba - electricity and chemicals .....................      18,600          875,191
                                                                          ------------
                                                                             5,057,860
                                                                          ------------

 IRELAND (0.6%):
   Irish Life PLC - life insurance ......................     250,000          999,490
                                                                          ------------

 ITALY (1.4%):
   Italgas - utilities ..................................     319,800(b)       991,421
   Stet-societa Finanz Telefon - telecommunications and
    cellular ............................................     421,050        1,286,392
                                                                          ------------
                                                                             2,277,813
                                                                          ------------

 NETHERLANDS (2.3%):
   Fortis Amev NV - bank ................................      18,000        1,198,545
   Klondike Post Netherland NV - telecommunications and
    cellular ............................................      17,000          681,443
   Verenigde Nederlandse Uitgeversbedrijven Verenigd
    Bezit - publishing ..................................     110,000        1,794,421
                                                                          ------------
                                                                             3,674,409
                                                                          ------------

 SPAIN (1.6%):
   Iberdrola - utilities ................................     138,000        1,358,454
   Repsol SA - oil and gas ..............................      36,000        1,312,946
                                                                          ------------
                                                                             2,671,400
                                                                          ------------

 SWEDEN (1.0%):
   Nordbanken AB - regional banks .......................      97,000(b)     1,699,025
                                                                          ------------

 SWITZERLAND (2.3%):
   Brown Boveri - general engineering ...................       1,050        1,255,768
   Nestle - food and beverages ..........................         820          896,011
   Roche Holdings - pharmaceuticals .....................         205        1,591,238
                                                                          ------------
                                                                             3,743,017
                                                                          ------------

 UNITED KINGDOM (9.6%):
   Abbott Mead Vickers PLC - communications .............      57,000          460,469
   Antofagasta Holdings - diversified industrial
    products ............................................      60,000          344,250
   Bluebird Toys PLC - toy manufacturer .................     119,600          585,562
   British Petroleum - oil and gas ......................     124,000        1,023,539
   British Telecom - telecommunications .................     194,000        1,102,686

                                                             Number          Market
Name of Issuer                                             of Shares       Value (a)
---------------------------------------------------------  ----------     ------------
   BTR - conglomerate ...................................     193,700     $    955,764
   Cable & Wireless PLC- telecommunications .............     120,000          816,102
   Compass Group - contract catering ....................     115,600          861,347
   Dixons Group PLC- department stores ..................     160,000        1,130,976
   Jupiter Split Trust PLC - investment fund ............     963,716(b)     1,216,451
   Marks & Spencer - retail-general .....................     141,400          906,473
   Sheffield Insulation Group - building materials ......      80,000          271,728
   Siebe - industrial products and equipment ............     102,900        1,272,091
   SmithKline Beecham Class A - consumer health
    products ............................................     131,000        1,394,993
   Sun Alliance Group - property and casualty
    insurance ...........................................     210,000        1,240,218
   Thorn Emi - hotel and leisure ........................      52,000        1,288,872
   Watmoughs - printing and publishing ..................      73,000          480,267
   Yorkshire Chemicals - chemicals ......................      82,500          325,660
                                                                          ------------
                                                                            15,677,448
                                                                          ------------

    Total Europe Common Stocks  .........................                   42,170,740
                                                                          ------------

 LATIN AMERICA (4.5%):
  ARGENTINA (0.5%):
   Inversiones Y Representaciones (IRSA) GDS - real
    estate ..............................................      28,806(b)       788,564
                                                                          ------------

 BRAZIL (2.1%):
   Cia Acos Especia Itab ADR - steel manufacturer .......      95,000        1,128,600
   Refrigeracao Prana ADR - consumer durable goods ......     122,000        1,653,832
   Telecomunicacoes Brasileiras ADR - telecommunications
    and cellular ........................................      12,500          656,250
                                                                          ------------
                                                                             3,438,682
                                                                          ------------

 CHILE (0.4%):
   Five Arrow Chile Fund - mutual fund ..................     200,000          537,500
   Five Arrow Chile Fund Warrants - mutual fund .........      80,000(b)        46,000
                                                                          ------------
                                                                               583,500
                                                                          ------------

 COLOMBIA (0.2%):
   Carulla 144A ADS - retail stores .....................      30,780(c)       284,715
                                                                          ------------

 MEXICO (1.3%):
   Cementos De Mexico A - cement manufacturer ...........     155,000          527,204
   Telefonos De Mexico ADR - telecommunications and
    cellular ............................................      52,700        1,607,350
                                                                          ------------
                                                                             2,134,554
                                                                          ------------

    Total Latin America Common Stocks  ..................                    7,230,015
                                                                          ------------

 PACIFIC BASIN (62.7%):
  HONG KONG (9.6%):
   China Light and Power Company - electric utilities ...     300,000        1,404,643

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                             Number          Market
Name of Issuer                                             of Shares       Value (a)
---------------------------------------------------------  ----------     ------------
   Dao Heng Bank Group - bank ...........................     559,574     $  2,294,315
   Esprit Asia Holdings Ltd. - retail ...................   2,500,000          961,974
   Hutchison Whampoa - diversified holding company ......     400,000        2,535,084
   Ka Wah Bank - commercial bank ........................   3,000,000        1,096,165
   Sun Hung Kai Properties - property ...................     230,000        2,052,642
   Swire Pacific Limited - diversified holding
    company .............................................     250,000        2,182,630
   Wharf Holdings - real estate services ................     500,000        1,936,882
   Yizheng Chemicals - chemicals and plastics ...........   4,490,000        1,248,592
                                                                          ------------
                                                                            15,712,927
                                                                          ------------

 INDIA (0.4%):
   Hindalco Industries ADR - aluminum manufacturer ......      20,000(b)       717,400
                                                                          ------------

 INDONESIA (2.6%):
   PT Andayani Megah - tire and rubber ..................     850,000          733,866
   PT Bank International Indonesia - bank .                   500,000        2,099,072
   PT Hanjaya Mandala Sampoerna - tobacco ...............      75,000          818,314
   PT Indocement - construction materials .                   160,000          637,167
                                                                          ------------
                                                                             4,288,419
                                                                          ------------

 JAPAN (34.5%):
   Amada Metrecs - electronic capital goods .............     108,000        1,631,932
   Circle K Japan Company - retail stores ...............      22,000(b)       932,478
   Daifuku - machine tool manufacturer ..................      78,000        1,156,379
   Dainippon Ink and Chemical - chemicals and
    plastics ............................................     530,000        2,407,603
   Daiwa Securities - finance ...........................     150,000        2,109,765
   DDI Corp - telecommunications ........................         255        1,868,425
   Denki Kagaku - chemicals and plastics ................     300,000(b)     1,200,285
   H.I.S. Company - leisure and entertainment ...........      22,000(b)     1,045,379
   Honda Motor - motor vehicles .........................      89,000        1,886,149
   Ichiyoshi Securities - securities broker .............     125,000          801,853
   Isetan - retail stores ...............................     184,000        2,308,197
   Kobe Steel - iron, steel and aluminum ................     745,000(b)     2,159,420
   Kumagai Gumi - building materials ....................     400,000        1,634,593
   Maeda Road Construction - transportation .............      90,000        1,565,217
   Marubeni Corporation - wholesale distributor .........     420,000        2,271,133
   Matsushita Electric Works - electricals ..............     237,000        2,545,118
   Mitsubishi Materials - metal mining company ..........     430,000        2,227,132
   Mitsui Fudosan - real estate .........................     190,000        2,220,955
   Mori Seiki - machine tool manufacturer .                   121,000        2,518,318
   Nihon Cement Company - cement manufacturer ...........     344,000        2,288,430
   Nippon Telephone and Telegraph -
    telecommunications ..................................         291        2,210,121
   Nippon Yusen - shipping ..............................     392,000        2,235,210
   Nissha Printing - print, media publishing                   75,000        1,104,775
   Nomura - stock broker ................................     118,000        2,422,238
   Sony Corporation - electronics .......................      40,000        2,341,649

                                                             Number          Market
Name of Issuer                                             of Shares       Value (a)
---------------------------------------------------------  ----------     ------------
   Sumitomo Bank - commercial bank ......................      76,000     $  1,444,524
   Sumitomo Trust & Banking - bank ......................     128,000        1,593,538
   Tokyo Steel Manufacturing - steel manufacturer .......      84,000        1,540,699
   Topy Industries - tires and auto parts ...............     279,000        1,206,415
   Toshiba - electronics ................................     350,000        2,704,205
   Tsudakoma - machine tool manufacturer                      101,000          662,294
                                                                          ------------
                                                                            56,244,429
                                                                          ------------

 MALAYSIA (1.7%):
   Kim Hin Industries - ceramic tile manufacturer .......     150,000          300,177
   Telekom Malaysia - telecommunications                      160,000        1,374,926
   YTL Corporation - construction .......................     240,000        1,130,077
                                                                          ------------
                                                                             2,805,180
                                                                          ------------

 PHILIPPINES (1.2%):
   Philippine Long Distance Telephone -
    telecommunications and cellular .....................      15,990          944,544
   Philippine National Bank - bank ......................      75,000(b)     1,060,983
                                                                          ------------
                                                                             2,005,527
                                                                          ------------

 SINGAPORE (4.8%):
   City Developments - real estate ......................     250,000        2,036,119
   Development Bank of Singapore - financial services ...     150,000        2,135,269
   Genting Berhad - hotels and leisure ..................     150,000        1,341,966
   United Overseas Bank - bank ..........................     219,200        2,344,136
                                                                          ------------
                                                                             7,857,490
                                                                          ------------

 SOUTH KOREA (2.4%):
   Pohang Iron and Steel - steel manufacturer ...........      18,000        1,383,517
   Shinhan Bank - commercial bank .......................      44,977        1,110,415
   Shinsegae Department Stores - retail stores ..........      14,770        1,007,024
   Yukong - oil company .................................      15,000(b)       465,785
                                                                          ------------
                                                                             3,966,741
                                                                          ------------

 THAILAND (5.5%):
   Bank of Ayudhya - commercial bank ....................     260,000        1,746,265
   Electricity General Public Company - electric
    utility .............................................     300,000        1,127,026
   General Finance and Securities Company - financial
    services ............................................     300,000        1,285,204
   Land and Houses - residential properties                    75,200        1,490,251
   Siam Cement - cement manufacturer ....................      21,400        1,106,724
   Srithai Superware - consumer durable goods ...........     100,000          670,302
   TelecomAsia Corporation - telecommunications .........     500,000(b)     1,418,087
                                                                          ------------
                                                                             8,843,859
                                                                          ------------

    Total Pacific Basin Common Stocks  ..................                  102,441,972
                                                                          ------------

    Total Common Stock
     (cost: $138,379,551)  ..............................                  151,842,727
                                                                          ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                           Principal         Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------     ------------
SHORT-TERM SECURITIES (4.7%):
   Repurchase agreement with Morgan Stanley in a joint
    trading account, collateralized by U.S. government
    agency securities, acquired on 2/29/96, accrued
    interest at repurchase date of $1,112, 5.20%, 3/1/96
    (cost: $7,701,000) ................................ $   7,701,000        7,701,000
                                                                          ------------

    Total Investments in Securities (97.7%)
     (cost: $146,080,551) (d)  ..........................                  159,543,727
                                                                          ------------

    Other assets in excess of liabilities (2.3%)  .......                    3,767,977
                                                                          ------------
    Net assets (100.0%) ............................... $                  163,311,704
                                                                          ------------
                                                                          ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  PRESENTLY NON-INCOME PRODUCING.
(C) REPRESENTS SECURITY SOLD UNDER RULE 144A AND IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY HAS BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(D) AT FEBRUARY 29, 1996, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $146,363,187. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $    21,596,119
      GROSS UNREALIZED DEPRECIATION ......    (8,415,579)
                                            ------------
        NET UNREALIZED APPRECIATION .... $    13,180,540
                                            ------------
                                            ------------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

                 THE BOARD OF DIRECTORS AND SHAREHOLDERS
                 PIPER GLOBAL FUNDS INC.:

                 We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Pacific-European Growth Fund (a series of Piper Global Funds Inc.) as of February 29, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Pacific-European Growth Fund as of February 29, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                 KPMG Peat Marwick LLP
                 Minneapolis, Minnesota
                 March 14, 1996

--------------------------------------------------------------------------------
                         FEDERAL INCOME TAX INFORMATION

                 Fiscal Year Ended February 29, 1996

                 Information for federal income tax purposes is presented below to aid shareholders in reporting taxable distributions made by the fund during the fiscal year ended February 29, 1996. In early February 1996, you should have received Form 1099-DIV which reported these distributions. Shareholders should consult a tax advisor on how to report these distributions at the state and local levels.

Payable Date                                                                Per Share
-------------------------------------------------------------------------  -----------

December 5, 1995 ...................................................... $      0.8794*
December 22, 1995........................................................      0.0680
                                                                           -----------
    Total distributions ............................................... $      0.9474
                                                                           -----------
                                                                           -----------

                 * THIS DISTRIBUTION INCLUDES $0.0684 OF NET
                   SHORT-TERM CAPITAL GAINS AND $0.8110 OF NET
                   LONG-TERM CAPITAL GAINS.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                              PIPER CAPITAL MANAGEMENT INCORPORATED
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP.,
                              HORMEL FOODS CORP.
                          George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS
                          Iain Watt, MANAGING DIRECTOR, EDINBURGH FUND MANAGERS PLC
                          Michael Balfour, DIRECTOR, EDINBURGH FUND MANAGERS PLC

OFFICERS                  William H. Ellis, CHAIRMAN OF THE BOARD
                          Paul A. Dow, PRESIDENT
                          Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER
                          Nancy S. Olsen, SENIOR VICE PRESIDENT
                          Susan Sharp Miley, SECRETARY

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

INVESTMENT SUBADVISER     Edinburgh Fund Managers plc
                          DONALDSON HOUSE, 97 HAYMARKET TERRACE,
                          EDINBURGH, SCOTLAND EH12 5HD

INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
                          4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

CUSTODIAN                 First Trust
                          180 EAST FIFTH STREET, ST. PAUL, MN 55101

TRANSFER AGENT            Investors Fiduciary Trust Company
                          127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL             Dorsey & Whitney LLP
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

        [PIPER CAPITAL MANAGEMENT LOGO]                             Bulk Rate
                                                                  U.S. Postage
        PIPER CAPITAL MANAGEMENT INCORPORATED                         PAID
        222 SOUTH NINTH STREET                                  Permit No. 3008
        MINNEAPOLIS, MN 55402-3804                                  Mpls., MN

        PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.
[LOGO]  THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
        100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

        In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Shareholder Services area at 1 800 866-7778, or mail your request to:

        Corporate Communications
        Piper Capital Management
        222 South Ninth Street
        Minneapolis, MN 55402-3804